Exhibit 23






                             CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

 To R&B, Inc.:

 As independent public accountants, we hereby consent to the incorporation of our reports dated February 13, 2002 included in R&B, Inc.'s Form10-K for the fiscal year ended December 29, 2001, into the Company's previously filed Registration Statements on Form S-1 (File Nos. 33-52946 and 33-56492).

 Philadelphia, Pennsylvania
      March 19, 2002






























                                          Exhibit Page 2